Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk	CONCENTRATIONS OF CREDIT RISK
The Company does not have significant concentrations of risk in financial instruments. Temporary investments are made in a well-diversified portfolio of high-quality, liquid obligations of government, corporate and financial institutions. There are also limited concentrations of credit risk with respect to trade receivables because the Company has a large number of customers who are spread across many industries and geographic regions. The Company’s larger customers are each spread across many sub-categories of its segments and geographical regions. The Company had one customer that accounted for more than 10% of its consolidated net sales for the year ended 2017, but less than 10% for the years ended 2019 and 2018.